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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  September 17, 1996


                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)

  Commonwealth of Pennsylvania             1-5259               25-0729430
 (State or other jurisdiction of         (Commission          (IRS Employer
 incorporation)                          File Number       Identification No.)


 3400 Grand Avenue, Pittsburgh, Pennsylvania                  15225
  (Address of Principal Executive Offices)                 (Zip Code)


                                 (412) 331-3000
              (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS

           Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated September 17, 1996 which reported that the Company entered a plea of not guilty to the two count misdemeanor indictment served on August 23, 1996 by the United States Department of Justice regarding the accident on November 3, 1993, at the U.S. Postal Service building site in Chicago, Illinois.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

           99.1   Press Release dated September 17, 1996 (filed herewith)



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                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       PITT-DES MOINES, INC.



                                       By:  /s/ R. A. Byers
                                            _______________________
                                                R. A. Byers
                                            Vice President, Finance
                                            and Chief Financial Officer



Dated:     September 18, 1996



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                                    EXHIBIT INDEX



Exhibit
Number


99.1       Press Release dated September 17, 1996












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